                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER YEAR: 2002

                                         3/31/02        4/30/02       5/31/02     6/30/02    7/31/02      8/31/02        9/30/02
                 MONTH                   Revised        Revised
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $3,175,608    $3,332,627    $3,292,539  $3,272,103  $3,407,217   $3,686,476   $2,990,326

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $  561,378       692,530    $  685,631  $  803,792  $  455,418   $  483,115   $  747,464

NET INCOME (LOSS) (MOR-6)                $  236,593       365,040    $  359,532  $  477,690  $  129,456   $  156,871   $ (120,684)

PAYMENTS TO INSIDERS (MOR-9)             $       --            --    $       --  $       --  $       --   $       --   $       --

PAYMENTS TO PROFESSIONALS (MOR-9)        $       --            --    $       --  $       --  $       --   $       --   $       --

TOTAL DISBURSEMENTS (MOR-7)(1)           $4,967,073    $5,480,057    $5,781,161  $4,377,813  $4,965,224   $5,156,374   $5,771,465

(1) Excludes intercompany transfers
  as follows:                            $2,038,617    $  773,455    $       --  $1,801,682  $  737,250   $  758,872   $1,364,928

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? NO       If so, describe

-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.        CASE NUMBER:  01-37812-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 15
                                                                        10/18/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


                                                                    Page 4 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. & NY M&G                               throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       et. al.                                    Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,560
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


                                                                    Page 5 of 15
                                                                        10/18/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $  10,216              $       -                 $     145
        Trade accounts receivable, net              -                   68,639                     57                     2,656
        Other Receivables                           -                      515                      -                     2,287
        Due from affiliates                     1,375                   27,999                 13,760                         -
        Inventories                                 -                   33,021                      -                     8,231
        Prepaid expenses                           33                    3,678                      -                       142
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  144,068                 13,817                    13,461

Property, plant and equipment, net                  -                  114,732                  2,580                         -
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,379                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,031                      -                     1,136
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 220                  186,317                  1,136                     6,407
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   52,047                      -                    13,071
        Secured - Other                                                    450
        Unsecured debt                        186,538                  256,893                  1,110                    68,204
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                        -                      -                         -
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,089)                 (55,847)                 4,196                   (16,020)
        Pension adjustment                          -                  (14,890)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,721)                (518,178)                19,530                  (146,075)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,721)                (520,715)                19,530                  (146,075)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 388,066              $  21,776                 $  14,597
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $      47           $       -           $       -
        Trade accounts receivable, net             -                      2,448                 878               5,191
        Other Receivables                          -                          -                   -                   -
        Due from affiliates                    2,761                     60,549                 614              69,559
        Inventories                                -                          -                 157               1,535
        Prepaid expenses                           -                          -                   -                  10
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,761                     63,044               1,649              76,295

Property, plant and equipment, net                 -                          -                   -              40,921
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,298                   -
Other assets                                       -                      1,257                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  2,761                  $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 95                     24,920                 623               3,256
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          835                     15,339                   -                   -
        Secured - Other
        Unsecured debt                           840                    264,937                 139             121,282
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,298
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date    (3,440)                    (5,038)               (958)            (10,138)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                              (2,661)                   (12,236)              2,185              (7,322)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (2,661)                   (12,236)              2,185              (7,322)

TOTAL LIABILITIES AND EQUITY                $ (2,761)                 $ 360,112           $   2,947           $ 117,216
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $  10,409
        Trade accounts receivable, net              -                 79,869
        Other Receivables                           -                  2,802
        Due from affiliates                  (117,467)                59,150
        Inventories                               (13)                42,931
        Prepaid expenses                            -                  3,863
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (117,480)               199,024

Property, plant and equipment, net                  -                158,233
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,879
Investments in Subs                          (440,452)               (13,548)
Other assets                                       (1)                36,288
                                            --------------------------------

TOTAL ASSETS                                $(557,933)             $ 386,876
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (49,032)               173,942
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (13,906)                67,386
        Secured - Other                                                  450
        Unsecured debt                       (193,048)               706,895
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                      -
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,053)              (546,081)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (88,334)
        Pension adjustment                          -                (14,890)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,054)              (881,532)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,054)              (884,069)

TOTAL LIABILITIES AND EQUITY                $(557,933)            $  386,876
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      -------------------------------------------------------------------------------------------
                                           Mar-2002     Apr-2002    May-2002      Jun-2002     Jul-02         Aug-2002   Sep-2002
                                      -------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $ 1,043   $    1,242   $   2,368      $    773    $     956      $  1,827    $   2,420
ROYALTY AND REVENUE PAYABLE                                                                         --
NOTES PAYABLE - INSURANCE                                                                           --
TAX PAYABLE:                                                                                        --
    Federal Payroll Taxes                                                                           --
    State Payroll & Sales                                                                           --
    Ad Valorem Taxes                                                                                --
    Other Taxes                                120          113          27           166          192           219          245
TOTAL TAXES PAYABLE                        $   120    $     113   $      27      $    166    $     192      $    219    $     245
SECURED DEBT POST-PETITION                                                                          --
ACCRUED INTEREST PAYABLE                                                                            --
*ACCRUED PROFESSIONAL FEES:                                                                         --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs         374          354         422           442          394           559          591
  2.  Lease Operating Expenses/Capital                                                              --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $ 1,537    $   1,709   $   2,817      $  1,381    $   1,542      $  2,605    $   3,256
=================================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     SEPTEMBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $173,942    $ 163,137    $      --   $        56   $     5,713   $       5,036
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 64,783    $ 64,783     $     --   $     --   $     --   $     --

        31-60           487         487           --         --         --         --

        61-90           714         714           --         --         --         --

        91 +         29,345      29,345           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 95,329    $ 95,329     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       42,522,545    $          170,870    $        1,320,224
TOTAL COST OF REVENUES                                         --            28,245,942               170,870            (1,018,360)
GROSS PROFIT                                   $               --    $       14,276,603    $               --    $        2,338,584
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              931    $       (1,344,003)   $               --    $          182,602
  Insiders Compensation                                        --               131,592                    --                    --
  Professional Fees                                            --               974,971                    --                    --
  Other (Earnings in Joint Venture)                            --               972,291               (28,620)                   --

TOTAL OPERATING EXPENSE                        $              931    $          734,851    $          (28,620)   $          182,602
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (931)   $       13,541,752    $          (28,620)   $        2,155,982
INTEREST EXPENSE (includes amort of debt fees)                 --             5,274,570                    --             1,549,137
DEPRECIATION                                                   --             1,859,825                    --             3,100,692
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        7,134,395    $               --    $        5,993,133
====================================================================================================================================
NET INCOME BEFORE TAXES                        $             (931)   $        6,407,357    $          (28,620)   $       (3,837,151)
INCOME TAXES                                                   --               (21,099)                8,816                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $             (931)   $        6,428,456    $          (37,436)   $       (3,837,151)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $         (789,313)   $          727,811   $          376,564
TOTAL COST OF REVENUES                                          --               (80,674)             549,929
GROSS PROFIT                                    $         (789,313)   $          808,485   $         (173,365)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            8,910    $          375,335   $          (53,786)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            8,910    $          375,335   $          (53,786)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $         (798,223)   $          433,150   $         (119,579)
INTEREST EXPENSE (includes amort of debt fees)              97,337             1,275,449                   --
DEPRECIATION                                             2,501,170               411,048                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $        2,598,507    $        1,686,497   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $       (3,396,730)   $       (1,253,347)  $         (119,579)
INCOME TAXES                                              (282,871)            4,410,283                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $       (3,113,859)   $       (5,663,630)  $         (119,579)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,990,326   $      (1,174,862)    $      46,144,165
TOTAL COST OF REVENUES                                       2,175,239          (1,203,604)           28,839,342
GROSS PROFIT                                        $          815,087   $          28,742     $      17,304,823
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $           67,623   $              --              (762,388)
  Insiders Compensation                                             --                  --               131,592
  Professional Fees                                                 --                  --               974,971
  Other (Earnings in Joint Venture)                                 --                  --             1,000,911

TOTAL OPERATING EXPENSE                             $           67,623   $              --     $       1,345,086
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          747,464   $          28,742            15,959,737
INTEREST EXPENSE (includes amort of debt fees)                 540,833                  --             8,737,326
DEPRECIATION                                                   327,315                  --             8,200,050
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --             1,343,304
TOTAL INT. DEPR & OTHER ITEMS                       $          868,148   $              --     $      18,280,680
=================================================================================================================
NET INCOME BEFORE TAXES                             $         (120,684)  $          28,742     $      (2,320,943)
INCOME TAXES                                                        --                  --             4,115,129
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $         (120,684)  $          28,742     $      (6,436,072)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


   ======================================================== =======================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                            Mar-02        Apr-02         May-02
----------------------------------------------------------- ---------------------------------------
   1.  CASH-BEGINNING OF MONTH                              $    (45,869) $   (87,281) $    48,725
                                                            ------------  -----------  -----------
   RECEIPTS:
   2.  CASH SALES                                           $             $        --  $        --
                                                            ------------  -----------  -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                       3,070,216    3,547,110    3,163,218
                                                            ------------  -----------  -----------
   4.  LOANS & ADVANCES (attach list)                                              --           --
                                                            ------------  -----------  -----------
   5.  SALE OF ASSETS                                                              --           --
                                                            ------------  -----------  -----------
   6.  OTHER (attach list)                                     3,894,062    2,842,408    2,489,971
                                                            ------------  -----------  -----------
   TOTAL RECEIPTS                                           $  6,964,278  $ 6,389,518  $ 5,653,189
                                                            ------------  -----------  -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*                           N/A          N/A
                                                            ------------  -----------  -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                          $         --  $        --  $        --
                                                            ------------  -----------  -----------
   8.  PAYROLL TAXES PAID                                             --           --           --
                                                            ------------  -----------  -----------
   9.  SALES, USE & OTHER TAXES PAID                                 700          434           --
                                                            ------------  -----------  -----------
   10. SECURED/RENTAL/LEASES                                   1,070,005          552        6,432
                                                            ------------  -----------  -----------
   11. UTILITIES                                                      --    1,202,470    1,773,292
                                                            ------------  -----------  -----------
   12. INSURANCE                                                 269,741           --           --
                                                            ------------  -----------  -----------
   13. INVENTORY PURCHASES                                            46      255,526      254,505
                                                            ------------  -----------  -----------
   14. VEHICLE EXPENSES                                              126           --           --
                                                            ------------  -----------  -----------
   15. TRAVEL & ENTERTAINMENT                                    130,331          265        6,628
                                                            ------------  -----------  -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                           198,980       92,812      163,351
                                                            ------------  -----------  -----------
   17. ADMINISTRATIVE & SELLING                                               209,070      220,698
                                                            ------------  -----------  -----------
   18. OTHER (attach list)                                     5,335,761    4,492,383    3,356,255
                                                            ------------  -----------  -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $  7,005,690  $ 6,253,512  $ 5,781,161
                                                            ------------  -----------  -----------
   19. PROFESSIONAL FEES                                    $         --  $        --  $        --
                                                            ------------  -----------  -----------
   20. U.S. TRUSTEE FEES                                              --           --           --
                                                            ------------  -----------  -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                    --           --           --
                                                            ------------  -----------  -----------
   TOTAL DISBURSEMENTS                                      $  7,005,690  $ 6,253,512  $ 5,781,161
                                                            ------------  -----------  -----------
   22. NET CASH FLOW                                        $    (41,412) $   136,006  $  (127,973)
                                                            ------------  -----------  -----------
   23. CASH - END OF MONTH (MOR-2)                          $    (87,281) $    48,725  $   (79,248)
                                                            ============  ===========  ===========

   ==========================================================================================================================
   CASH RECEIPTS AND                                                                                             FILING TO
   DISBURSEMENTS                                              Jun-02     Jul-02       Aug-02         Sep-02         DATE
-----------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                              $  (79,248)  $  (72,403)     212,375    $ (203,727)    $   308,953
                                                            ----------   ----------   ----------    ----------     -----------
   RECEIPTS:
   2.  CASH SALES                                           $       --   $       --                 $       --     $        --
                                                            ----------   ----------                 ----------     -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     3,106,659    3,317,545    2,565,816     2,907,481      44,619,330
                                                            ----------   ----------   ----------    ----------     -----------
   4.  LOANS & ADVANCES (attach list)                               --           --                         --             --
                                                            ----------   ----------                 ----------     -----------
   5.  SALE OF ASSETS                                               --           --                         --             --
                                                            ----------   ----------                 ----------     -----------
   6.  OTHER (attach list)                                   3,079,681    2,669,707    2,933,328     4,284,978      43,503,494
                                                            ----------   ----------   ----------    ----------     -----------
   TOTAL RECEIPTS                                           $6,186,340   $5,987,252   $5,499,144    $7,192,459     $88,122,824
                                                            ----------   ----------   ----------    ----------     -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A          N/A                        N/A            N/A
                                                            ----------   ----------                 ----------     -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                          $       --   $       --                 $       --     $        --
                                                            ----------   ----------                 ----------     -----------
   8.  PAYROLL TAXES PAID                                           --           --                         --              --
                                                            ----------   ----------                 ----------     -----------
   9.  SALES, USE & OTHER TAXES PAID                                --          432                                      2,472
                                                            ----------   ----------                 ----------     -----------
   10. SECURED/RENTAL/LEASES                                     2,857        4,535        1,090         1,061       1,103,649
                                                            ----------   ----------   ----------    ----------     -----------
   11. UTILITIES                                               643,683    1,088,733    1,185,928     1,206,532      15,822,211
                                                            ----------   ----------   ----------    ----------     -----------
   12. INSURANCE                                                    --           --           --            --         269,741
                                                            ----------   ----------   ----------    ----------     -----------
   13. INVENTORY PURCHASES                                     237,487      252,476      260,825       258,688       3,399,630
                                                            ----------   ----------   ----------    ----------     -----------
   14. VEHICLE EXPENSES                                             --           --           --            --             268
                                                            ----------   ----------   ----------    ----------     -----------
   15. TRAVEL & ENTERTAINMENT                                    8,209        7,464        1,241           910         176,396
                                                            ----------   ----------   ----------    ----------     -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          93,590       93,014      148,442       119,170       1,603,205
                                                            ----------   ----------   ----------    ----------     -----------
   17. ADMINISTRATIVE & SELLING                                188,815      279,602      642,883       864,315       3,909,559
                                                            ----------   ----------   ----------    ----------     -----------
   18. OTHER (attach list)                                   5,004,854    3,976,219    3,674,838     4,685,717      62,292,307
                                                            ----------   ----------   ----------    ----------     -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $6,179,495   $5,702,474   $5,915,246    $7,136,393     $88,579,438
                                                            ----------   ----------   ----------    ----------     -----------
   19. PROFESSIONAL FEES                                    $       --   $       --                 $       --     $        --
                                                            ----------   ----------                 ----------     -----------
   20. U.S. TRUSTEE FEES                                            --           --                         --              --
                                                            ----------   ----------                 ----------     -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --           --                         --              --
                                                            ----------   ----------                 ----------     -----------
   TOTAL DISBURSEMENTS                                      $6,179,495   $5,702,474   $5,915,246    $7,136,393     $88,579,438
                                                            ----------   ----------   ----------    ----------     -----------
   22. NET CASH FLOW                                        $    6,845   $  284,778   $ (416,102)   $   56,066     $  (456,614)
                                                            ----------   ----------   ----------    ----------     -----------
   23. CASH - END OF MONTH (MOR-2)                          $  (72,403)  $  212,375   $ (203,727)   $ (147,661)    $  (147,661)
                                                            ==========   ==========   ==========    ==========     ===========


MOR-7

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


====================================================================================================================================
OTHER CASH RECEIPTS AND                        Mar-02        Apr-02      May-02      Jun-02       Jul-02       Aug-02     Sep-02
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                           $            $           $       --  $       --   $       --  $       -- $       --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      401(k) Plan Refund                                                         --          --           --          --         --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Cobra Insurance Payment                                                    --          --           --          --         --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Miscellaneous                                                              73          --        2,225          --         --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Emission Credits                                                           --          --           --          --         --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Trade AR receipts of an
         affiliated co. SPC LTD                      9,445      265,953     147,898                    4,232     215,456    357,051
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Cash advance from Sterling Chemicals       1,846,000    1,788,000   2,342,000   3,079,681    1,802,148   2,509,960  1,718,862
      cash receipts re Inter company AR          2,038,617      788,455                              802,760     207,912  2,101,451
      Capital Contribution from SPCUS                                                                 58,342                107,614
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
TOTAL OTHER RECEIPTS                            $3,894,062   $2,842,408  $2,489,971  $3,079,681   $2,669,707  $2,933,328 $4,284,978
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                      $  150,489   $   45,333  $   13,337  $   63,454   $   97,351  $   25,363 $   49,326
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Interest Payment                                  --                                                --          --         --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Restricted Cash - Bond Funding                    --                                                --          --         --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Pre-petition checks voided in current
        period                                          --                                                --          --         --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                              --           --                     --
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      CIT revolver cash sweep                    3,146,655   3,673,595   3,342,918    3,139,718   3,141,618    2,890,603  3,271,463
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      Return of investment to SPCUS                                              --                                   --    323,203
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
      cash disbursements re Inter company AP     2,038,617      773,455               1,801,682      737,250     758,872  1,041,725
                                                ----------   ----------  ----------  ----------   ----------  ---------- ----------
TOTAL OTHER DISBURSEMENTS                       $5,335,761   $4,492,383  $3,356,255  $5,004,854   $3,976,219  $3,674,838 $4,685,717
                                                ==========   ==========  ==========  ==========   ==========  ========== ==========

=========================================================
OTHER CASH RECEIPTS AND                        FILING TO
DISBURSEMENTS:                                  DATE
---------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                        $        --
                                             -----------
      401(k) Plan Refund                              --
                                             -----------
      Cobra Insurance Payment                         --
                                             -----------
      Miscellaneous                                2,298
                                             -----------
      Emission Credits                                --
                                             -----------
      Trade AR receipts of an
         affiliated co. SPC LTD                1,913,218
                                             -----------
      Cash advance from Sterling Chemicals    28,766,151
      cash receipts re Inter company AR

      Capital Contribution from SPCUS
                                             -----------
TOTAL OTHER RECEIPTS                         $30,681,667
                                             -----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                   $864,434.92
                                             -----------
      Interest Payment                                --
                                             -----------
      Restricted Cash - Bond Funding                  --
                                             -----------
      Pre-petition checks voided in current
        period                                        --
                                             -----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                  632,768
                                             -----------
      CIT revolver cash sweep                         --
                                             -----------
      Return of investment to SPCUS            1,915,050
                                             -----------
      cash disbursements re Inter company AP
                                             -----------
TOTAL OTHER DISBURSEMENTS                    $ 3,412,253
                                             ===========


          MOR-7 ATTACHMENT

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11

                              MONTH OF SEPTEMBER 2002

   ========================================================================================================================
                                                BANK ONE      CHASE MANHATTEN   CHASE MANHATTEN    FIRST STATE BANK
   CASH RECEIPTS AND                            5589665        001-00546119       001-03317146      011-077-220-1
   DISBURSEMENTS                                LOCK BOX          GENERAL           CHECKING          CHECKING
   ------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                $    148,461    $           100   $      (377,520)  $         25,233   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   RECEIPTS:
   2.  CASH SALES                             $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE         2,434,007            473,474                                            --
                                              ------------    ---------------   ---------------   ----------------   ------
   4.  LOANS & ADVANCES (attach list)                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   5.  SALE OF ASSETS                                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   6.  OTHER (attach list)                         239,747            117,304         3,927,927                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL RECEIPTS                             $  2,673,754    $       590,778   $     3,927,927   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   (Withdrawal)Contribution by Individual
      Debtor MFR-2*                                    N/A                N/A               N/A                N/A      N/A
                                              ------------    ---------------   ---------------   ----------------   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                            $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   8.  PAYROLL TAXES PAID                                                                                                --
                                              ------------    ---------------   ---------------   ----------------   ------
   9.  SALES, USE & OTHER TAXES PAID                                                                            --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   10. SECURED/RENTAL/LEASES                                                              1,061                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   11. UTILITIES                                                                      1,206,532                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   12. INSURANCE                                                                             --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   13. INVENTORY PURCHASES                                                              258,688                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   14. VEHICLE EXPENSES                                                                      --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   15. TRAVEL & ENTERTAINMENT                                                               812                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                  117,463                 98       --
                                              ------------    ---------------   ---------------   ----------------   ------
   17. ADMINISTRATIVE & SELLING                                                         861,323              1,706       --
                                              ------------    ---------------   ---------------   ----------------   ------
   18. OTHER (attach list)                       2,680,685            590,778         1,414,254              2,992       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS        $  2,680,685    $       590,778   $     3,860,133   $          4,796   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   19. PROFESSIONAL FEES                      $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   20. U.S. TRUSTEE FEES                                --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                    --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS                        $  2,680,685    $       590,778   $     3,860,133   $          4,796   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   22. NET CASH FLOW                          $     (6,931)   $            --   $        67,793   $         (4,796)  $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   23. CASH - END OF MONTH (MOR-2)            $    141,530    $           100   $      (309,727)  $         20,437   $   --
                                              ============    ===============   ===============   ================   ======

   ===================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             TOTAL
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $  (203,726)
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     2,907,481
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   4,284,977
                                                           -----------
   TOTAL RECEIPTS                                          $ 7,192,458
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                                --
                                                           -----------
   10. SECURED/RENTAL/LEASES                                     1,061
                                                           -----------
   11. UTILITIES                                             1,206,532
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     258,688
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                      910
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                         119,170
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                864,315
                                                           -----------
   18. OTHER (attach list)                                   4,685,717
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $ 7,136,392
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $ 7,136,392
                                                           -----------
   22. NET CASH FLOW                                       $    56,066
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $  (147,660)
                                                           ===========


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11

                              MONTH OF SEPTEMBER 2002

=============================================================================================================================
                                                                        Chase          Chase        First State
                                                        Bank One      Manhattan      Manhattan         Bank
OTHER CASH RECEIPTS AND                                 5589665      001-00546119   001-03317146   011-077-220-1
DISBURSEMENTS:                                          Lock Box       General        Checking        Checking       Total
-----------------------------------------------------------------------------------------------------------------------------

6. OTHER RECEIPTS:
      Interest Income                                  $       --     $       --     $       --     $              $       --
                                                       ----------     ----------     ----------     ----------     ----------
      401(k) Plan Refund                                                                                                   --
                                                       ----------     ----------     ----------     ----------     ----------
      Cobra Insurance Payment                                                                                              --
                                                       ----------     ----------     ----------     ----------     ----------
      Miscellaneous                                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
      Transfer Between Accounts                                                                                            --
                                                       ----------     ----------     ----------     ----------     ----------

      Cash advance from Sterling Chemicals                                    --      1,718,862             --      1,718,862

      Funds belonging to Sterling Pulp
        Chemicals Ltd.                                    239,747        117,304             --             --        357,051

      rec'd in error and to be returned in
        Sept 01.                                                                                                           --

      cash receipts re Inter company AR                                               2,101,451             --      2,101,451
                                                       ----------     ----------     ----------     ----------     ----------

      Return of investment from SPCUS                                                   107,614                       107,614

TOTAL OTHER RECEIPTS                                   $  239,747     $  117,304     $3,927,927     $       --     $4,284,977
                                                       ----------     ----------     ----------     ----------     ----------
18. OTHER DISBURSEMENTS:

      Transfer Between Accounts                                                              --                            --

      Capital Expenditures                             $              $              $   49,326     $       --     $   49,326
                                                       ----------     ----------     ----------     ----------     ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                              --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Pre-petition checks voided in current
        period                                                                                                             --
                                                       ----------     ----------     ----------     ----------     ----------
      Advance to Parent company -
        Sterling Chemicals                                                                                  --             --
                                                       ----------     ----------     ----------     ----------     ----------

      cash disbursements re Inter company AP                                          1,041,725                     1,041,725
                                                       ----------     ----------     ----------     ----------     ----------
      CIT revolver cash sweep                           2,680,685        590,778                                    3,271,463
                                                       ----------     ----------     ----------     ----------     ----------
      Return of investment to SPCUS                                                     323,203                       323,203
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL OTHER DISBURSEMENTS                              $2,680,685     $  590,778     $1,414,254     $       --     $4,685,717
                                                       ==========     ==========     ==========     ==========     ==========

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                          CASH ACCOUNT RECONCILIATION

                            MONTH OF SEPTEMBER 2002
                       ---------------------------------

BANK NAME                    Bank One    Chase Manhattan  Chase Manhattan             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $   141,530  $       100    $       150    $   141,780       $ 21,300                    $   163,080
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                     $        --                                            --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                         (309,878)      (309,878)          (863)                      (310,741)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $   141,530  $       100    $  (309,728)   $  (168,098)      $ 20,437     $ -     $ -    $  (147,661)
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $   148,461  $       100    $  (377,522)   $  (228,961)      $ 25,233                       (203,728)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      2,673,754      590,778      3,927,927      7,192,459                                     7,192,459
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (2,680,685)    (590,778)    (3,860,133)    (7,131,596)        (4,796)                    (7,136,392)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $   141,530  $       100    $  (309,728)   $  (168,098)      $ 20,437     $ -     $ -    $  (147,661)
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=============================================================================================================================
                                         Mar-2002  Apr-2002  May-2002   Jun-2002  Jul-2002    Aug-2002  Sep-2002   FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                 DATE
1.                                          $--      $--        $--        $--       $--        $--       $--           $--
                                            ---      ---        ---        ---       ---        ---       ---           ---
2.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
3.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
4.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
5.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
6.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
7.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
8.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
9.                                           --       --         --         --        --         --        --            --
                                            ---      ---        ---        ---       ---        ---       ---           ---
TOTAL INSIDERS (MOR-1)                      $--      $--        $--        $--       $--        $--       $--           $--
                                            ===      ===        ===        ===       ===        ===       ===           ===

=======================================================================================================================
                                Mar-2002   Apr-2002    May-2002   Jun-2002   Jul-2002  Aug-2002   Sep-2002   FILING TO
        PROFESSIONALS                                                                                          DATE
        NAME/ORDER DATE
1.                                  $--      $--        $--          $--       $--       $--        $--       $--
                                    ---      ---        ---          ---       ---       ---        ---       ---
2.                                   --       --         --           --        --        --         --        --
                                    ---      ---        ---          ---       ---       ---        ---       ---
3.                                   --       --         --           --        --        --         --        --
                                    ---      ---        ---          ---       ---       ---        ---       ---
4.                                   --       --         --           --        --        --         --        --
                                    ---      ---        ---          ---       ---       ---        ---       ---
5.                                   --       --         --           --        --        --         --        --
                                    ---      ---        ---          ---       ---       ---        ---       ---
6.                                   --       --         --           --        --        --         --        --
                                    ---      ---        ---          ---       ---       ---        ---       ---
TOTAL PROFESSIONALS (MOR-1)         $--      $--        $--          $--       $--       $--        $--       $--
                                    ===      ===        ===          ===       ===       ===        ===       ===


(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9